WSFS Financial Corporation to Combine with Penn Liberty Financial Corp. November 23, 2015 Exhibit 99.2

Forward-Looking Statements This presentation contains estimates, predictions, opinions, projections and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to WSFS’ predictions or expectations of future business or financial performance as well as WSFS’ goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. Such forward-looking statements are based on various assumptions (some of which may be beyond the WSFS’ control) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated.   In addition to factors previously disclosed in WSFS’ reports filed with the U.S. Securities and Exchange Commission (the "SEC") and those identified elsewhere in this document, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Penn Liberty shareholders on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the Penn Liberty business or fully realizing cost savings and other benefits of the merger; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of WSFS products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.   Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Additional Information IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed merger, WSFS will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Penn Liberty and a prospectus of WSFS, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF PENN LIBERTY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY WSFS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.   A free copy of the proxy statement/prospectus, as well as other filings containing information about WSFS, may be obtained at the SEC's Internet site (http://www.sec.gov), when they are filed by WSFS. You will also be able to obtain these documents, when they are filed, free of charge, from WSFS at www.wsfsbank.com under the heading "About WSFS" and then under the heading "Investor Relations" and then under "SEC Filings". Copies of the proxy statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request to WSFS Financial Corporation, WSFS Bank Center, 500 Delaware Avenue, Wilmington, Delaware 19801, Attention: Corporate Secretary, Telephone: (302) 792-6000 or to Penn Liberty Financial Corp., 724 West Lancaster Avenue, Suite 210, Wayne, PA, 19087, Attention: Ted Aicher, Telephone: (610) 535-4500. PARTICIPANTS IN THE SOLICITATION Penn Liberty and its directors, executive officers and certain other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information concerning all of the participants in the solicitation will be included in the proxy statement/prospectus relating to the proposed transaction when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Transaction Rationale

WSFS Financial Corporation

Strategically Compelling

- Significantly strengthens WSFS' position in our southeastern Pennsylvania market
  - ➢ Already the largest super-community bank headquartered in the Delaware Valley (Philadelphia-Camden-Wilmington MSA)[1]
  - ➢ Creates 3rd largest super-community bank franchise in three key southeastern PA counties[2], including "Main Line" suburbs
  - ➢ Increases PA scale to 24 total offices[3] across this attractive southeastern PA market, within a very tight geography
  - ➢ Enhances and diversifies franchise demographics
- Expands WSFS' position as one of the few remaining independent super-community banks left in a rapidly consolidating southeastern PA market
  - ➢ Approximately $5.4 billion of potential relationship dislocation in three key southeastern PA counties[2] as a result of recent announced acquisitions (SUSQ, NPBC and FNFG) by large, out-of-state super-regionals

Financially Attractive

- Core EPS accretion of 2.0% in 2016 and 5.8% in 2017 after full realization of expense savings
- Modest tangible book value dilution of 6.7%[4], earned back in 4.9 years
- 17% anticipated IRR; well in excess of WSFS' cost of capital
- Significant revenue enhancements not modeled, but are expected, particularly with respect to wealth management, cash management and mortgage banking capabilities
- Pro forma capital ratios remain substantially in excess of "well capitalized" guidelines post close; 9.0% TCE ratio as of 9/30/15 and projected 8.4% at close

Source: SNL Financial.

1) Excludes Comenity Bank, a subsidiary of Alliance Data Systems.
2) Chester, Delaware and Montgomery. Measured by deposits.
3) Pro forma office count assumes the consolidation of one WSFS branch, one Penn Liberty branch, and the consolidation of WSFS Mortgage operations and the Plymouth Meeting LPO into Penn Liberty's Wayne office or an existing WSFS office.
4) Includes the impact of one-time charges.

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Low Risk Penn Liberty offices are within a well-defined southeastern PA geography, where WSFS already has a presence; creates market density in attractive markets Strong C&I lending base and low cost core deposit base with nearly 45% no-and-low interest bearing demand deposits Strong cash and liquidity position improves WSFS’ overall liquidity Compatible cultures focused on Associates, Customers and Communities Seasoned Penn Liberty leaders retained to lead southeastern PA franchise, enhance customer retention and drive future PA growth Comprehensive due diligence process and thorough review of loan portfolio over the past 8+ weeks WSFS’ management team has a proven track record of successfully integrating recent similar acquisitions 6th acquisition since 2008; 4th community bank acquisition since 2010 Recent acquisitions (including similar FNBW & ALLB) have been significantly and immediately accretive to EPS and ROAA Transaction Rationale Source: SNL Financial. Include Mid-Atlantic bank & thrift transactions announced after January 1, 2013 with deal values between $50 and $300 million with the target’s TCE/TA ratio less than 11%. Price / TBV and Price / LTM EPS multiples are based on the $21.75 per share transaction value and Penn Libertyy 9/30/15 tangible book value per share of $11.04 and LTM EPS of $0.68, respectively. Deal Metrics and Comparables (2) (2)

Expands WSFS’ position as the largest, most diversified, super-community bank headquartered in the Delaware Valley (Philadelphia-Camden-Wilmington MSA) Attractive Combined Franchise Source: SNL Financial, WSFS and Penn Liberty provided information. Data is pro forma for the acquisition of Alliance. Does not include purchase accounting adjustments. Based on WSFS’ 10-day volume weighted average price of $32.95 as of 11/20/15. Pro forma office count assumes the consolidation of one WSFS branch, one Penn Liberty branch, and the consolidation of WSFS Mortgage operations and the Plymouth Meeting LPO into Penn Liberty’s Wayne office or an existing WSFS office. (3) WSFS to have 24 offices(3) in the demographically strong and growing Delaware, Chester, and Montgomery, PA Counties 45 offices within a 25 mile radius (includes Northern New Castle County, DE)

Enhanced Market Demographics Penn Liberty operates in demographically attractive southeastern PA markets which are contiguous and very similar to WSFS’ home markets, where we have had success for 183 years Source: SNL Financial. Unemployment data as of September 2015. Office count assumes the consolidation of two branch offices and the consolidation of WSFS Mortgage and the Plymouth LPO into Penn Liberty’s Wayne office or an existing WSFS office. Penn Liberty Counties Northern WSFS Counties Montgomery Chester New Castle Delaware County, PA County, PA County, DE County, PA Total Population   822,319 517,606   557,961 564,661     Median Household Income   $80,501 $87,795   $67,468 $67,432 (US Median: $55,551)     % of Household Income > $100k   39.8% 43.6%   31.5% 32.8% (US Aggregate: 24.3%)     Median Home Value   $310,743 $341,702   $258,754 $244,070 (US Median: $192,432)     Current Unemployment Rate(1)   3.9% 3.6%   4.9% 4.6% (US Aggregate: 4.9%) WSFS Offices (Standalone / Pro Forma) 2 / 4 5 / 10 24 / 24 10 / 10 Total Number of Operating Businesses 38,669 20,937 21,754 20,223 (2)

Pro Forma Market Share

WSFS Financial Corporation

- Creates the 3rd largest super-community bank franchise in three key southeastern PA counties by deposits
- Recently announced acquisitions in the market by super-regional institutions create significant additional growth opportunities for local, capable super-community banks
- WSFS will have $1.7 billion in loans and 25 commercial lenders based in southeastern PA

Chester, Montgomery and Delaware PA Counties				
Rank	**Institution (ST)**	**Number of Branches**	**Deposits in Market ($mm)**	**Market Share (%)**
1	*Wells Fargo & Co. (CA)*	*82*	*9,280*	*18.1*
2	*Toronto-Dominion Bank*	*49*	*6,628*	*13.0*
3	*Citizens Financial Group Inc. (RI)*	*78*	*6,434*	*12.6*
4	*PNC Financial Services Group (PA)*	*45*	*4,692*	*9.2*
5	*BB&T Corp. (NC) - Pro Forma SUSQ & NPBC*	*63*	*3,587*	*7.0*
6	Bryn Mawr Bank Corp. (PA)	31	2,202	4.3
7	*Bank of America Corp. (NC)*	*24*	*1,957*	*3.8*
8	*KeyCorp (OH) - Pro Forma FNFG*	*35*	*1,788*	*3.5*
9	*Banco Santander*	*37*	*1,766*	*3.5*
10	Univest Corp. of Pennsylvania (PA)	20	1,385	2.7
	WSFS / Penn Liberty - Pro Forma	**23**	**1,060**	**2.1**
11	Beneficial Bancorp Inc (PA) - Pro Forma Conestoga	20	1,060	2.1
12	Firstrust SB (PA)	8	888	1.7
13	*Bank of New York Mellon Corp. (NY)*	*2*	*691*	*1.4*
14	*Fulton Financial Corp. (PA)*	*12*	*643*	*1.3*
15	DNB Financial Corp. (PA)	12	626	1.2
16	Customers Bancorp Inc (PA)	6	617	1.2
17	**Penn Liberty Financial Corp.**	**11**	**556**	**1.1**
18	**WSFS Pro Forma for Alliance**	**14**	**504**	**1.0**
19	Harleysville Savings Financial (PA)	8	500	1.0
20	Meridian Bank (PA)	3	482	0.9
24	**Legacy Alliance Bancorp Inc. of PA**	**8**	**342**	**0.7**
32	**WSFS - Pre Alliance Acquisition**	**6**	**162**	**0.3**
	Totals (1-20)	**560**	**46,287**	**90.5**
	Totals (1-53)	**670**	**51,157**	**100.0**

Source: SNL Financial; Deposit data as of 6/30/2015 as adjusted for acquisitions where available.
Note: Bold text represents community bank franchises.
1) Pro forma count assumes the consolidation of one WSFS branch and one Penn Liberty branch.
2) Deposit data for Alliance Bancorp, Inc. of Pennsylvania as of 6/30/2015 – prior to the close of the transaction in October 2015.

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Transaction Details & Assumptions

WSFS Financial Corporation

Transaction Details

- $101 million in the aggregate (including the value of Penn Liberty's options)[1]
- 0.6601 shares of WSFS common stock, or $21.75 in cash
- 60% WSFS common stock / 40% cash consideration mix
- Pat Ward, 32 year local PA banker and founder and Chairman of Penn Liberty, to be named PA Market President and appointed to the WSFS Board
- Penn Liberty's $20 million of SBLF Preferred to be redeemed prior to close
- Regulatory and Penn Liberty shareholder approvals required

Key Assumptions

- Anticipated closing and full integration in early Q3 2016
- Assumptions based on comprehensive due diligence including credit files, consumer compliance and extensive management dialogue
- One-time pre-tax transaction costs of approximately $15.5 million[2]
- Cost savings of 34% of Penn Liberty's non-interest expense base ($6.3 million); 75% phased in during 2016 and 100% achieved soon thereafter[3]
- Substantial credit diligence undertaken; expected credit mark of 2.0%
- Significant revenue enhancements are <u>not</u> modeled, but are expected

Source: Penn Liberty provided information.

1) Based on WSFS' 10-day volume weighted average price of $32.95 as of 11/20/15 and on Penn Liberty's common shares outstanding of 4.26 million and options outstanding of 685.6 thousand with a weighted average strike price of $10.05.
2) One-time transaction charges include: change in control payouts (deferred and at close) and severance, professional fees, data processing contract termination and conversion, lease termination and other transaction related charges.
3) Includes the consolidation of one WSFS branch, one Penn Liberty branch, and the consolidation of WSFS Mortgage operations and the Plymouth Meeting LPO into Penn Liberty's Wayne office or an existing WSFS office.

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Overview of Penn Liberty Source: SNL Financial and Penn Liberty provided information. Core deposits defined as deposits less time deposits > $100,000. Represents Penn Liberty Bank level data. Excludes the impact of SBLF Preferred dividends. Penn Liberty loan composition classifies owner-occupied CRE as C&I. Gross Loans & Leases: $510mm Total Deposits: $558mm Founded in 2004 by former Executives of southeastern PA’s Commonwealth Bank Well regarded, high-quality community bank Approximately $650 million in total assets Commercial-oriented loan book 94% core deposits; including 45% no-and-low interest bearing demand deposits (3)

Fee Income Opportunities Registered investment advisor offering a “balanced’ investment style Focus on high net worth individuals $615 million assets under management Offers credit and deposit products Focus on high net worth individuals Partners/refers to other wealth units Fiduciary and investment services $565 million in assets under management and $8.8 billion assets under administration Ranked #1 in Trust Revenue growth in the state of Delaware and 26th nationwide(1) Offers insurance and brokerage products Focus on retail banking clients Penn Liberty operates in the large, growing and demographically attractive counties of Montgomery and Chester, PA Existing wealth management platform can be significantly enhanced with WSFS’ more extensive product offerings Christiana Trust and Cypress Capital Management represent $1.2B in AUM and $8.8B in AUA Christiana Trust ranked #1 in Trust Revenue growth in the state of Delaware and 26th nationwide(1) WSFS’ robust cash management and digital delivery platforms enhance Penn Liberty’s capabilities WSFS Mortgage provides a strong mortgage origination platform These additional fee income opportunities not modeled into pro forma transaction impacts, but are expected over time Source: SNL Financial, WSFS and Penn Liberty provided information. Per Bank Director Magazine.

Summary A WSFS combination with Penn Liberty represents a strategically compelling, low risk franchise expansion that meets or exceeds WSFS’ financial return hurdles while providing significant upside opportunities for both revenue enhancements and capturing significant market share that is “in-play” in southeastern Pennsylvania.

WSFS Financial Corporation Investor Relations WSFS Bank Center 500 Delaware Avenue Wilmington, DE 19801 302-571-7264 stockholderrelations@wsfsbank.com www.wsfsbank.com Mark A. Turner President and CEO 302-571-7160 mturner@wsfsbank.com Rodger Levenson Chief Financial Officer 302-571-7296 rlevenson@wsfsbank.com For more information please contact: